Schedule of Investments July 31, 2021 (Unaudited)

Jackson Square Global Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.8%
Brazil - 5.2%
Afya - Class A*	8,652	$198,996
Arco Platform - Class A*	6,580	191,478
MercadoLibre*	293	459,629

		850,103

China - 2.2%
Bilibili - ADR*	4,156	355,671

Denmark - 5.2%
DSV (a)	1,863	454,134
Vestas Wind Systems (a)	10,500	387,183

		841,317

France - 7.8%
Airbus* (a)	3,194	438,119
LVMH Moet Hennessy Louis Vuitton (a)	572	457,983
Safran (a)	2,859	374,171

		1,270,273

Israel - 5.4%
Fiverr International*	1,433	356,688
Wix.com*	1,757	524,711

		881,399

Japan - 4.1%
Freee KK* (a)	4,290	368,251
MonotaRO (a)	12,798	294,389

		662,640

Netherlands - 6.1%
Adyen* (a)	164	444,450
ASML Holding (a)	721	551,123

		995,573

Switzerland - 1.5%
Lonza Group (a)	325	253,053

Taiwan - 2.2%
Taiwan Semiconductor Manufacturing - ADR	3,117	363,567

United Kingdom - 7.3%
Experian (a)	10,639	468,394
Farfetch - Class A*	8,154	408,679
Intertek Group (a)	4,438	317,966

		1,195,039

United States - 51.8%
Airbnb - Class A*	1,317	189,661
Aon - Class A	888	230,907
Datadog - Class A*	4,753	526,157
DexCom*	717	369,621
Edwards Lifesciences*	4,365	490,059
IHS Markit	2,413	281,935
Marqeta*	3,714	99,647
Mastercard - Class A	1,797	693,534
Match Group*	2,531	403,112
Microsoft	4,122	1,174,399
Netflix*	768	397,494
New York Times - Class A	10,053	440,120
ServiceNow*	742	436,214
Snowflake - Class A*	2,149	571,032
Twilio - Class A*	992	370,601
Uber Technologies*	9,551	415,086
Veeva Systems - Class A*	1,192	396,590
Visa - Class A	2,320	571,625
Zoom Video Communications - Class A*	1,080	408,348

		8,466,142

TOTAL COMMON STOCKS (Cost $9,707,853)		16,134,777

SHORT-TERM INVESTMENT - 1.3%
Money Market Deposit Account - 1.3%
U.S. Bank N.A., 0.00% (b)
Total Money Market Deposit Account	221,690	221,690

TOTAL SHORT-TERM INVESTMENT (Cost $221,690)		221,690

Total Investments - 100.1% (Cost $9,929,543)		16,356,467
Liabilities in Excess of Other Assets - (0.1)%		(20,178)

Total Net Assets - 100.0%		$16,336,289

*	Non-income producing security.

ADR - American Depositary Receipt

(a)	Level 2 Security.
(b)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2021.

At July 31, 2021, the sector diversification for the Fund was as follows:

Sector	% of Net Assets
Information Technology#	42.9%
Industrials	21.0%
Consumer Discretionary	13.9%
Communication Services	9.8%
Health Care	9.2%
Financials	2.0%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.1)%

Total	100.0%

#

As of July 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual propety issues.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$11,325,561	$4,809,216	$—	$16,134,777
Short-Term Investment	221,690	—	—	221,690

Total Investments in Securities	$11,547,251	$4,809,216	$—	$16,356,467

Refer to the Schedule of Investments for further information on the classification of investments.